Exhibit 10.2

Execution Version

PARENT GUARANTY

THIS GUARANTY (“Guaranty”) is executed as of March 18, 2014, by BPG SUBSIDIARY INC., a Delaware corporation (“BPG Subsidiary”), and BRIXMOR OP GP LLC, a Delaware limited liability company (“Brixmor OP GP,” and together with BPG Subsidiary, collectively, the “Guarantors”), for the benefit of JPMORGAN CHASE BANK, N.A., (“Administrative Agent”), in its capacity as the administrative agent for the Lenders under the Loan Agreement defined below, for the benefit of itself and such Lenders. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement defined below.

RECITALS

A.    Brixmor Operating Partnership LP, a Delaware limited partnership (“Borrower”), Administrative Agent and the Lenders have entered into that certain Term Loan Agreement of even date herewith (the “Loan Agreement”), pursuant to which the Lenders have agreed to make available to Borrower Loans and certain other financial accommodations on the terms and conditions set forth in the Loan Agreement.

B.    The Lenders are not willing to make the Loans, or otherwise extend credit, to Borrower unless each of the Guarantors unconditionally guarantees payment and performance to Administrative Agent, for the benefit of the Lenders, of the Obligations; and

C.    Each of the Guarantors is the owner of a direct equity interest in Borrower, and each of the Guarantors will directly benefit from the Lenders’ making the Loans and other financial accommodations to Borrower.

AGREEMENT

NOW, THEREFORE, as an inducement to the Lenders to make the Loans and other financial accommodations to Borrower, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, each Guarantor agrees with Administrative Agent, for the benefit of the Lenders, as follows:

Section 1. Guaranty of Obligations. Each of the Guarantors hereby absolutely, irrevocably and unconditionally guarantees to Administrative Agent, for the benefit of the Lenders, jointly and severally, the payment and performance of the Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. Each of the Guarantors hereby absolutely, irrevocably and unconditionally covenants and agrees that it is liable, jointly and severally, for the Obligations as a primary obligor, and that each Guarantor shall fully perform each and every term and provision hereof. This Guaranty is a guaranty of payment and not of collection only. Administrative Agent shall not be required to exhaust any right or remedy or take any action against Borrower or any other person or entity. Each Guarantor agrees that, as between such Guarantor and Administrative Agent and the Lenders, the Obligations may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards Borrower and that in the event of a declaration or attempted declaration, the Obligations shall immediately become due and payable by each of the Guarantors for the purposes of this Guaranty.

Section 2. Guaranty Absolute. Each Guarantor guarantees that the Obligations shall be paid strictly in accordance with the terms of the Loan Documents. The liability of each Guarantor under this Guaranty is absolute and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the terms of any Loan Document, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, or failure to act by Administrative Agent or the Lenders with respect to, any other guaranty or support document, or any exchange, release or non‑perfection of, or failure to act by Administrative Agent or the Lenders with respect to, any collateral, for all or any of the Obligations; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of the Obligations or any Loan Document; (d) any change in the corporate existence, structure, or ownership of Borrower; (e) without being limited by the foregoing, any lack of validity or enforceability of any Loan Document; and (f) any other setoff, recoupment, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Loan Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, Borrower or a guarantor, other than the payment in full of the Obligations.

Section 3. Guaranty Irrevocable. This Guaranty is a continuing guaranty of the payment of all Obligations now or hereafter existing and shall remain in full force and effect until payment in full of all Obligations and other amounts payable under this Guaranty and all Commitments are terminated.

Section 4. Waiver of Certain Rights and Notices. To the fullest extent not prohibited by applicable law, except as specifically provided herein, each Guarantor hereby waives and agrees not to assert or take advantage of (a) any right to require Administrative Agent or any Lender to proceed against or exhaust its recourse against Borrower, any other guarantor or endorser, or any security or collateral held by Administrative Agent (for the benefit of Lenders) at any time or to pursue any other remedy in its power before proceeding against a Guarantor hereunder; (b) the defense of the statute of limitations in any action hereunder; (c) any defense that may arise by reason of (i) the incapacity, lack of authority, death or disability of Borrower, any Guarantor or any other or others, (ii) the revocation or repudiation hereof by any Guarantor or the revocation or repudiation of any of the Loan Documents by Borrower or any other or others, (iii) the failure of Administrative Agent (on behalf of the Lenders) to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of Borrower or any other or others, (iv) the unenforceability in whole or in part of any Loan Document, (v) Administrative Agent's election (on behalf of the Lenders), in any proceeding instituted under the federal Bankruptcy Code, of the application of Section 1111(b)(2) of the federal Bankruptcy Code, or (vi) any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code; (d) presentment, demand for payment, protest, notice of discharge, notice of acceptance of this Guaranty, and indulgences and notices of any other kind whatsoever; (e) any defense based upon an election of remedies by Administrative Agent (on behalf of the Lenders) which destroys or otherwise impairs the subrogation rights of any Guarantor or the right of such Guarantor to proceed against Borrower for reimbursement, or both; (f) any defense based upon any taking, modification or release of any collateral or other guarantees, or any failure to perfect any security interest in, or the taking of or failure to take any other action with respect to any collateral securing payment or performance of the Obligations; (g) any right to require marshaling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any obligations to which it applies or may apply; and (h) any rights or defenses based upon an offset by any Guarantor against any obligation now or hereafter owed to such Guarantor by Borrower; provided, however, that this Section 4 shall not constitute a waiver on the part of any Guarantor of any defense of payment. Each Guarantor shall remain liable hereunder to the extent set forth herein, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of such Guarantor, until the termination of this Guaranty under Section 3.

Section 5. Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lenders on the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though the payment had not been made, whether or not Administrative Agent is in possession of the Guaranty.

Section 6. Subrogation. No Guarantor shall exercise any rights which it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Obligations have been paid in full and the Loan Documents are no longer in effect. If any amount is paid to a Guarantor on account of subrogation rights under this Guaranty at any time when all the Obligations have not been paid in full, the amount shall be held in trust for the benefit of the Lenders and shall be promptly paid to Administrative Agent, for the benefit of the Lenders, to be credited and applied to the Obligations, whether matured or unmatured or absolute or contingent, in accordance with the terms of the Loan Documents. If any Guarantor makes payment to Administrative Agent, for the benefit of the Lenders, of all or any part of the Obligations and all the Obligations are paid in full and the Loan Documents are no longer in effect, Administrative Agent shall, at such Guarantor's request, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of the interest in the Obligations resulting from the payment.

Section 7. Subordination. Without limiting Administrative Agent’s rights under any other agreement, any liabilities owed by Borrower to a Guarantor in connection with any extension of credit or financial accommodation by such Guarantor to or for the account of Borrower, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Obligations, and such liabilities of Borrower to such Guarantor, if Administrative Agent so requests, shall be collected, enforced and received by such Guarantor as trustee for the Lenders and shall be paid over to Administrative Agent, for the benefit of the Lenders, on account of the Obligations but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

Section 8. Certain Taxes. Each Guarantor further agrees that all payments to be made hereunder shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country or by any political subdivision or taxing authority thereof or therein as provided in Section 2.17 of the Loan Agreement.

Section 9. Representations and Warranties. Each Guarantor represents and warrants that:

(a) (i) such Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, (ii) the execution, delivery and performance of this Guaranty are within such Guarantor’s corporate, limited liability company or other organizational powers and have been duly authorized by all necessary corporate, limited liability company or other organizational action, (iii) this Guaranty has been duly executed and delivered by such Guarantor and constitutes a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (iv) the execution, delivery and performance of this Guaranty by such Guarantor (A) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (B) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Guarantor or any order of any Governmental Authority, except for any violation of any applicable law or regulation that would not reasonably be expected to have a Material Adverse Effect, (C) will not violate or result in a default under any indenture, agreement or other instrument binding upon such Guarantor or its assets, or give rise to a right thereunder to require any payment to be made by such Guarantor, except for any violation or default that would not reasonably be expected to have a Material Adverse Effect, and (D) will not result in the creation or imposition of any Lien on any asset of such Guarantor; and

(b) in executing and delivering this Guaranty, such Guarantor has (i) without reliance on Administrative Agent or any Lender or any information received from Administrative Agent or any Lender and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and Borrower, Borrower’s business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, Borrower or the obligations and risks undertaken herein with respect to the Obligations; (ii) adequate means to obtain from Borrower on a continuing basis information concerning Borrower; (iii) full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents; and (iv) not relied and will not rely upon any representations or warranties of Administrative Agent or any Lender not embodied herein or any acts heretofore or hereafter taken by Administrative Agent or any Lender (including but not limited to any review by Administrative Agent or any Lender of the affairs of Borrower).

Section 10. Covenants. Each Guarantor will perform and comply with all covenants applicable to such Guarantor, or which Borrower is required to cause such Guarantor to comply with, under the terms of the Loan Agreement or any of the other Loan Documents as if the same were more fully set forth herein.

Section 11. Remedies Generally. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law.

Section 12. Setoff. If a Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, and to the extent permitted under Section 9.08 of the Loan Agreement, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Guarantor against any of and all the Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Guaranty and although such Obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

Section 13. Formalities. Each Guarantor waives presentment, demand, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any of the Obligations and any other formality with respect to any of the Obligations or this Guaranty.

Section 14. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor therefrom, shall be effective unless it is in writing and signed by Administrative Agent, and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Administrative Agent to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.

Section 15. Expenses. Each of the Guarantors shall reimburse Administrative Agent and the Lenders on demand for all costs, expenses and charges incurred by Administrative Agent and the Lenders in connection with the performance or enforcement of this Guaranty, subject, in each case, to the terms and limitations set forth in Section 9.03 of the Loan Agreement. The obligations of the Guarantors under this Section shall survive the termination of this Guaranty.

Section 16. Assignment. This Guaranty shall be binding on, and shall inure to the benefit of each Guarantor, Administrative Agent, the Lenders and their respective successors and assigns; provided that no Guarantor may assign or transfer its rights or obligations under this Guaranty except as provided in the Loan Agreement. Without limiting the generality of the foregoing, Administrative Agent and each Lender may assign, sell participations in or otherwise transfer its rights under the Loan Documents to any other person or entity in accordance with the terms of the

Loan Agreement, and the other person or entity shall then become vested with all the rights granted to Administrative Agent or such Lender, as applicable, in this Guaranty or otherwise.

Section 17. Captions. The headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction of this Guaranty.

Section 18. Notices. All notices or other written communications hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or email, as follows:

(a)    if to BPG Subsidiary, to it at 420 Lexington Avenue, New York, NY 10170, Attention of Michael Pappagallo, President and Chief Financial Officer, and Steven Siegel, General Counsel (Telecopy No. (212) 869-9585);

(b)    if to Brixmor OP GP, to it at 420 Lexington Avenue, New York, NY 10170, Attention of Michael Pappagallo, President and Chief Financial Officer, and Steven Siegel, General Counsel (Telecopy No. (212) 869-9585); and

(c)    if to Administrative Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 500 Stanton Christiana Road, Ops Building 2, 3rd Floor, Newark, DE 19713-2107, Attention of Taieshia Reefer (Telecopy No. (302) 634-4733), with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, 24th Floor, New York, NY 10179, Attention of Mohammad S. Hasan (Telecopy No. (646) 328-3040).

Each Guarantor and Administrative Agent may change its address or telecopy number for notices and other communications hereunder by notice to the other party. All notices and other communications given to a Guarantor or Administrative Agent in accordance with the provisions of this Guaranty shall be deemed to have been given on the date of receipt.

Section 19. Governing Law; Jurisdiction; Consent to Service of Process.

(a)    This Guaranty shall be construed in accordance with and governed by the law of the State of New York.

(b)    Each party to this Guaranty hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty, or for recognition or enforcement of any judgment, and each party to this Guaranty hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined solely in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, nothing in this Guaranty shall be deemed or operate to preclude (i) Administrative Agent, any Lender or the Issuing Bank from bringing suit or taking other legal action in any other jurisdiction to realize on any security for the Obligations (in which case any party shall be entitled to assert any claim or defense other than any objection to the laying of venue of such action or the action having been brought in an inconvenient forum but including any claim or defense that this Section 19(b) would otherwise require to be asserted in a legal action or proceeding in a New York court), or to enforce a judgment or other court order in favor of Administrative Agent, any Lender or the Issuing Bank, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York courts decline jurisdiction over any Person, or decline (or, in the case of the Federal District court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Section 19(b) would otherwise require to be asserted in a legal action or proceeding in a New York court) in any such action or proceeding.

(c)    Each party to this Guaranty hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any court referred to in subsection (b) above. Each party to this Guaranty hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Each party to this Guaranty irrevocably consents to service of process in the manner provided for notices herein. Nothing in this Guaranty will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

Section 20. Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 21. ENTIRETY. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS EXECUTED BY ANY GUARANTOR EMBODY THE FINAL, ENTIRE AGREEMENT OF SUCH GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS EXECUTED BY EACH GUARANTOR ARE INTENDED BY SUCH

GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS HEREOF AND THEREOF, AND NO COURSE OF DEALING AMONG SUCH GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT EXECUTED BY SUCH GUARANTOR. THERE ARE NO ORAL AGREEMENTS BETWEEN ANY GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS.

Section 22. WAIVER OF RIGHT TO TRIAL BY JURY. EACH GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, ADMINISTRATIVE AGENT, ON BEHALF OF THE LENDERS, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, ADMINISTRATIVE AGENT, ON BEHALF OF THE LENDERS, EACH (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND SUCH OTHER PARTY HAVE BEEN INDUCED TO EXECUTE OR ACCEPT THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the date first above written.

BPG SUBSIDIARY INC.

By: /s/Steven Siegel
Name: Steven Siegel
Title:    Executive Vice President,         General Counsel and Secretary

BRIXMOR OP GP LLC

By: /s/Steven Siegel
Name: Steven Siegel
Title:    Executive Vice President,         General Counsel and Secretary

[Signature Page - Parent Guaranty (Term Loan)]